File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes
to the Prospectus Sections, "Equity Portfolio", "Capital Appreciation Portfolio", "Managed Portfolio", and "The Portfolio Managers".

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST PROSPECTUS DATED JULY 15,
1999.

Equity Portfolio

TCW Funds Management, Inc.
("TCW")
865 South Figueroa Street
Suite 1800
Los Angeles, California  90017

The Board of Trustees named TCW Portfolio Manager effective November 1, 1999. TCW was founded in 1971 and as of December 31, 1998, TCW and its affiliated companies had approximately $54.5 billion under management. Usual investment minimum is $35 million.

Glen E. Bickerstaff is responsible for the day-to-day management of the Portfolio and is a Managing Director of TCW, which he joined in May of 1998. He has 19 years of investment industry experience. He previously served as Senior Portfolio Manager and Vice President for Transamerica Investment Services.


Capital Appreciation Portfolio

Marsico Capital Management, LLC
("Marsico")
1200 17th Street
Suite 1300
Denver, Colorado  80202

The Board of Trustees named Marsico Portfolio Manager effective
November 1, 1999. Marsico has been providing investment counseling since 1997. As of June 30, 1999, total assets under management for all clients approximated $9 billion. Usual investment minimum is $100 million.

Thomas F. Marsico is responsible for the day-to-day management of the Portfolio. He has more than 19 years of investment industry experience. He founded Marsico in 1997 and previously served as Portfolio Manager for Janus Capital Corporation.


Managed Portfolio

Effective November 1, 1999, the Managed Portfolio will have two Portfolio Managers with each Portfolio Manager being responsible for one-half (50%) of the net assets of the Portfolio.

OpCap Advisors
One World Financial Center
New York, New York  10281
and
Sanford C. Bernstein & Co., Inc.
767 Fifth Avenue
New York, New York  10153-0185

OpCap has provided investment counseling services since 1987. As of March 31, 1999, Oppenheimer Capital and its affiliates had over $60 billion under management. Usual investment minimum is $20 million.

OpCap will be responsible for the day-to-day management of one-half
(50%) of the assets of the Portfolio, including any fixed income portion of the Portfolio. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Portfolio. He has more than 25 years of investment industry experience. Mr. Glasebrook has served as Managing Director of Oppenheimer Capital since 1994 and immediately prior to that served as Senior Vice President.

Sanford Bernstein was established in 1967 and as of March 31, 1999, had $77.1 billion in assets under management. Usual investment minimum is $5 million.

Sanford Bernstein will be responsible for the day-to-day management of one-half (50%) of the assets of the Portfolio. Management will be handled by Sanford Bernstein's Investment Policy Group, chaired by Steven Pisarkiewicz, who has 15 years of experience in the investment industry. He joined Sanford Bernstein in 1989 and assumed his position as Chairman and Chief Investment Officer for Structured Equity Services in 1998.

The following new paragraph is added at the section entitled "Additional Information About the Funds' Investments and Risks".

Some or all of the Portfolios may participate in the IPO market, and a significant portion of those Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact due to small asset bases. There is no guarantee that as those Portfolios' assets grow they will continue to experience substantially similar performance by investing in IPOs.

October 18, 1999